                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

               Current Report Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934


   Date of Report:December 16, 1995.

                           HEALTHSOUTH Corporation
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                   1-10315                  63-0860407
      ----------------           --------------          ------------------
      (State or Other             (Commission             (I.R.S. Employer
Jurisdiction of Incorporation      File Number)          Identification No.)
       or Organization)




Two Perimeter Park South
   Birmingham, Alabama                                           35243
     ---------------                                         ---------------
  (Address of Principal                                        (Zip  Code)
    Executive Offices)


Registrant's Telephone Number,                               (205) 967-7116
     Including Area Code:

ITEM 5.  OTHER EVENTS


   On December 16, 1995, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger with Advantage Health Corporation, a Delaware corporation ("Advantage Health"), pursuant to which a wholly-owned subsidiary of the Company (the "Subsidiary") will be merged (the "Merger") into Advantage Health. Advantage Health stockholders will be entitled to receive shares of Company Common Stock for each share of Advantage Health Common Stock held by them. The estimated value of the transaction, which will be accounted for as a tax-free pooling of interests, is approximately $325,000,000. As a result of the Merger, the Company will acquire approximately 150 rehabilitation facilities currently owned or managed by Advantage Health. The consummation of the transaction is subject to the approval of the stockholders of Advantage Health, the expiration or termination of the waiting period required under Hart-Scott-Rodino Antitrust Improvements Act, and certain other regulatory approvals. Subject to such approvals, the transaction is expected to close in early 1996, or as soon as practicable after the receipt of such approvals.

   While the above-described transaction has not been consummated, this Current Report on Form 8-K is being filed by the Company to file certain pro forma financial statements of the combined companies, in order that such pro forma financial statements will be publicly available.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements of Businesses Acquired.

   The required audited consolidated financial statements of the acquired business, Advantage Health, for the fiscal year ended August 31, 1995, which have been filed under Item 8 of Advantage Health Corporation's Annual Report on Form 10-K for the fiscal year ended August 31, 1995, are hereby incorporated herein by reference.

    (b) Pro Forma Financial Information.

   The required pro forma financial information listed on the Index to Financial Statements included in this Current Report on Form 8-K, is herewith filed.

    (c) Exhibits.

   2(a) Agreement and Plan of Merger, dated December 16, 1995, among HEALTHSOUTH
        Corporation, Aladdin Acquisition Corporation and Advantage Health Corporation, previously filed as Exhibit 2(a) to the Company's Current Report on Form 8-K filed January 3, 1996.
 .

   2(b) Proxy Agreement,  dated December 16, 1995,  between Raymond J. Dunn, III and HEALTHSOUTH Corporation, previously filed as Exhibit 2(b) to the Company's Current Report on Form 8-K filed January 3, 1996.
 ..

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: January 8, 1996.


                                            HEALTHSOUTH Corporation


                                            By:    /s/ ANTHONY J. TANNER
                                               -------------------------------
                                                       Anthony J. Tanner
                                                    Executive Vice President
                                                         and Secretary

                         INDEX TO FINANCIAL STATEMENTS

               HEALTHSOUTH CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED FINANCIAL INFORMATION (UNAUDITED)

Pro Forma Condensed Combined Balance Sheet at September 30, 1995.........................................       P-2

Pro Forma Condensed  Combined  Income  Statement for the Year Ended December 31,1994.....................       P-3

Pro Forma Condensed  Combined  Income  Statement for the Year Ended December 31, 1993....................       P-4

Pro Forma Condensed  Combined  Income  Statement for the Year Ended December 31, 1992....................       P-5

Pro  Forma  Condensed  Combined  Income  Statement  for the  Nine  Months  Ended September 30, 1995......       P-6

Pro  Forma  Condensed  Combined  Income  Statement  for the  Nine  Months  Ended September 30, 1994......       P-7

Notes to Pro Forma Condensed Financial Information.......................................................       P-8

                    PRO FORMA CONDENSED FINANCIAL INFORMATION

   The following pro forma condensed financial information and explanatory notes are presented to reflect the effect of the Merger of Advantage Health with the Subsidiary on the historical financial statements of HEALTHSOUTH and Advantage Health. The Merger is reflected in the pro forma condensed financial information as a pooling of interests. The HEALTHSOUTH historical amounts reflect the combination of HEALTHSOUTH, ReLife, Inc. ("ReLife") and Surgical Health Corporation ("SHC") for all periods presented, as HEALTHSOUTH acquired ReLife in December 1994 and SHC in June 1995 in transactions accounted for as poolings of interests.

   The pro forma condensed financial information also reflects the acquisitions by HEALTHSOUTH of Sutter Surgery Centers, Inc. ("SSCI") and Surgical Care Affiliates ("SCA") for all periods presented. HEALTHSOUTH acquired SSCI in October 1995 in a transaction that will be accounted for as a pooling of interests. SSCI operates 12 surgery centers. Also in October 1995, HEALTHSOUTH agreed to acquire SCA in a transaction that will be accounted for as a pooling of interests. SCA operates 67 surgery centers.

   In addition, the pro forma condensed financial information reflects the impact of HEALTHSOUTH's acquisition, effective April 1, 1995, from NovaCare, Inc. ("NovaCare") of 11 rehabilitation hospitals, 12 other facilities and two Certificates of Need (the "NovaCare Rehabilitation Hospitals Acquisition") on the results of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995.

   The pro forma condensed balance sheet assumes that the Merger was consummated on September 30, 1995, and the pro forma condensed income statements assume that the Merger was consummated on January 1, 1992. The assumptions are described in the accompanying Notes to Pro Forma Condensed Financial Information.

   All HEALTHSOUTH shares outstanding and per share amounts have been adjusted to reflect a two-for-one stock split effected in the form of a 100 percent stock dividend payable on April 17, 1995.

   The pro forma information should be read in conjunction with the historical financial statements of HEALTHSOUTH and Advantage Health and the related notes thereto appearing in the periodic reports filed by each company. The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the results of operations or combined financial position that would have resulted had the Merger described above been consummated at the date indicated, nor is it necessarily indicative of the results of operations of future periods or future combined financial position.

                   HEALTHSOUTH CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                              SEPTEMBER 30, 1995

                                                              PRO FORMA               PRO FORMA   ADVANTAGE   PRO FORMA   PRO FORMA
                                     HEALTHSOUTH     SSCI    ADJUSTMENTS      SCA    ADJUSTMENTS   HEALTH     ADJUSTMENTS  COMBINED
                                    ------------- ---------- ------------ ----------- ------------ ---------  -----------  ---------
                                                                                (IN THOUSANDS)
ASSETS
Current assets:
Cash and cash equivalents..........  $   86,952    $ 5,024   $    0        $ 39,047   $     0       $  7,668   $    0    $  138,691
Other marketable securities .......       6,217          0        0             295         0              0        0         6,512
Accounts receivable................     298,178      4,047        0          30,764         0         33,621        0       366,610
Inventories, prepaid expenses and
other current assets...............     102,906      2,714        0          16,283         0          7,005        0       128,908
                                   ------------- ---------- ----------    ----------   ------    -----------   --------- ----------
Total current assets...............     494,253     11,785        0          86,389         0         48,294        0       640,721
Other assets.......................      58,127          0        0           2,262         0          8,510        0        68,899
Deferred income taxes .............       7,559          0        0               0         0              0   (7,559)(3)         0
Property, plant and equipment, net    1,049,375     14,630        0         158,501         0         32,449        0     1,254,955
Intangible assets, net.............     541,366     15,230        0         124,270         0         42,401        0       723,267
                                   ------------- ---------- ----------    ----------   ------    -----------   --------- ----------
Total assets.......................  $2,150,680    $41,645   $    0        $371,422   $     0       $131,654  $(7,559)   $2,687,842
                                  ============= ========== =============  ==========   =======    ===========  =======   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable...................  $   83,246    $ 1,391   $3,000 (1)    $  4,441   $15,000 (1)   $ 10,036  $10,000 (1) $ 127,114
Salaries and wages payable.........      44,668        947        0             963         0          7,615        0        54,193
Accrued interest payable and other
liabilities........................      49,462        361   (1,170)(1)      30,690    (5,850)(1)        419   (3,900)(1)    70,012
Current portion of long-term debt .      17,720      2,799        0             729         0          5,797        0        27,045
                                    ------------- ---------- ----------   ---------   --------      --------- ----------   ---------
Total current liabilities..........     195,096      5,498    1,830          36,823     9,150         23,867    6,100       278,364
Long-term debt.....................   1,386,450     14,955        0          65,119         0         39,802        0     1,506,326
Deferred income taxes..............           0        509        0           3,846         0          8,018   (7,559)(3)     4,814
Other long-term liabilities........       5,470          0        0               0         0          2,713        0         8,183
Deferred revenue...................       7,137          0        0               0         0              0        0         7,137
Minority interests.................       8,980      5,375        0          36,404         0              0        0        50,759
Stockholders' equity: .............
Preferred Stock, $.10 par value....           0          0        0               0         0              0        0      $      0
Common Stock, $.01 par value ......         954        196     (178)(2)       9,867    (9,385)(2)         61       31 (2)     1,546
Additional paid-in capital.........     719,296     18,905      178 (2)      96,126     9,385 (2)     41,296      (31)(2)   885,155
Retained earnings..................     178,929      1,481   (1,830)(1)     129,288    (9,150)(1)     25,524   (6,100)(1)   318,142
Common stock subscription receivable   (335,423)         0        0               0         0              0        0      (335,423)
Treasury stock.....................        (323)         0        0          (6,051)        0         (9,627)       0       (16,001)
Receivable from Employee Stock
Ownership Plan.....................     (15,886)         0        0               0         0              0        0       (15,886)
Notes receivable from stockholders .          0     (5,274)       0               0         0              0        0        (5,274)
                                   ------------- ---------- ----------     --------   --------       --------  --------   ----------
Total stockholders' equity..........     547,547     15,308   (1,830)       229,230     (9,150)       57,254   (6,100)      832,259
                                   ------------- ---------- -----------    ---------  --------       --------  --------   ----------
Total liabilities and stockholders'
equity..............................  $2,150,680    $41,645    $   0       $371,422    $      0      $131,654  $(7,559)   $2,687,842
                                   ============= ========== ===========    =========   ========       ========  ========  ==========

                             See accompanying notes.

                   HEALTHSOUTH CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1994

                                            ACQUISITION
                                   --------------------------------
                                             PRO FORMA   PRO FORMA        PRO FORMA        PRO FORMA  ADVANTAGE  PRO FORMA PRO FORMA
                      HEALTHSOUTH  NOVACARE ADJUSTMENTS  COMBINED   SSCI  ADJUSTMENTS  SCA ADJUSTMENTS  HEALTH  ADJUSTMENTS COMBINED
                      -----------  -------- -----------  --------   ----  -----------  --- ----------   ------   ---------  --------
                                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


Revenues............. $1,236,190  $142,548 $   8,058 (5) $1,386,796 $38,175  $    0    $239,272 $    0   $135,562  $  0  $1,799,805
Operating expenses:
  Operating units....    906,712   128,233   (12,406)(2)  1,022,539  24,133       0     129,037      0    105,384     0   1,281,093
  Corporate general and
   administrative....     45,895         0         0         45,895   2,711       0       5,464      0      7,570     0      61,640
Provision for doubtful
accounts.............     23,739     1,269         0         25,008   3,907       0       3,061      0      2,197     0      34,173
Depreciation and
  amortization .....      86,678     7,041    (1,918)(1)     99,327   2,627       0      17,392      0      3,772     0     123,118
                                               7,526 (3)
Interest expense....      65,286    11,096    10,100 (4)     86,482   1,588       0       5,144      0      1,626     0      94,840
Interest income.....      (4,308)        0         0         (4,308)   (258)      0      (1,632)     0       (189)    0      (6,387)
Merger expenses.....       6,520         0         0          6,520       0       0           0      0          0     0       6,520
Gain on sale of MCA Stock      0         0         0              0       0       0      (7,727)     0          0     0      (7,727)
Loss on impairment of
  assets ...........      10,500         0         0         10,500       0       0           0      0          0     0      10,500
Loss on abandonment of
  computer project..       4,500         0         0          4,500       0       0           0      0          0     0       4,500
Loss on disposal of
  Surgery Centers...           0         0         0              0       0       0      13,197      0          0     0      13,197
                     -----------  --------  --------      --------- -------   ------   --------  ------    ------  -----    -------
                       1,145,522   147,639     3,302      1,296,463  34,708       0     163,936      0    120,360     0   1,615,467
                     -----------  --------  --------      --------- -------   ------   --------  ------   -------  -----  ---------
Income before income
taxes and minority
interests.............    90,668    (5,091)    4,756         90,333   3,467       0      75,336      0     15,202     0     184,338
Provision for income
  taxes ..............    34,305    (1,084)      780 (6)     34,001     473       0      23,636      0      6,707     0      64,817
                     -----------   --------  --------     ---------  ------   ------   --------  ------   -------  -----   --------
                          56,363    (4,007)    3,976         56,332   2,994       0      51,700      0      8,495     0     119,521
Minority interests....     6,402       445         0          6,847   2,462       0      22,420      0        185     0      31,914
                     -----------   -------  ---------        ------   ------   --------  ------   -------   -----  -----   --------
Net income............$   49,961  $ (4,452)$   3,976    $    49,485 $   532  $    0    $ 29,280 $    0   $  8,310  $  0   $  87,607
                     ===========  ======== ==========     ========== ======  ======    ========  ======   =======  =====   ========
Weighted average common
and common equivalent
shares outstanding...     84,687       N/A       N/A         84,687  19,612 (17,837)(2)  38,892  8,556(2)   6,073 3,084(2)  143,067
                     ===========  ======== ==========     ========== ====== ========    =======  ======== ======= ======    =======
Net income per common and
common equivalent
  share.............  $     0.59       N/A       N/A    $      0.58  $ 0.03     N/A    $   0.75    N/A    $  1.37   N/A   $    0.61
                     ===========  ======== ==========     ========== ======= ======     =======  ========  ====== ======    ========
Net income per common
share -- assuming full
  dilution..........  $     0.59       N/A       N/A            N/A     N/A     N/A         N/A    N/A        N/A   N/A   $    0.61
                     ===========  ======== ==========    ========== ======== =======    =======  ========  ====== ======    ========

                             See accompanying notes.

                   HEALTHSOUTH CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1993

                                                             PRO FORMA                PRO FORMA    ADVANTAGE    PRO FORMA  PRO FORMA
                                   HEALTHSOUTH     SSCI     ADJUSTMENTS      SCA     ADJUSTMENTS     HEALTH    ADJUSTMENTS  COMBINED
                                   ----------     -----     -----------   --------   -----------    --------   ----------- ---------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


Revenues..........................  $656,329      $22,096    $       0     $199,270   $    0        $101,511    $    0     $979,206
Operating expenses: ..............
Operating units...................   471,778       14,768            0      103,825        0          77,830         0      668,201
Corporate general and administra-
  tive ...........................    24,329        2,264            0        3,880        0           6,570         -       37,043
Provision for doubtful accounts...    16,181        1,766            0        1,068        0           1,011         0       20,026
Depreciation and amortization.....    46,224        1,603            0       12,626        0           3,119         0       63,572
Interest expense..................    18,495          612            0        3,600        0           1,493         0       24,200
Interest income...................    (3,924)        (428)           0       (1,219)       0            (332)        0       (5,903)
Merger expense....................       333            0            0            0        0               0         0          333
NME Selected Hospitals Acquisition
related expense...................    49,742            0            0            0        0               0         0       49,742
Gain on sale of partnership
  interest .......................    (1,400)           0            0            0        0               0         0       (1,400)
                                   ---------      -------    ---------     --------   ------         -------   -------      --------
                                     621,758       20,585            0      123,780        0          89,691         0      855,814
                                   ---------      -------    ---------     --------   ------         -------   -------      --------
Income before income taxes and
minority interests................    34,571        1,511            0       75,490        0          11,820         0      123,392
Provision for income taxes.........   11,930          132            0       20,650        0           5,281         0       37,993
                                   ---------      -------    ---------     --------   ------         -------   -------      --------
                                      22,641        1,379            0       54,840        0           6,539         0       85,399
Minority interests.................    5,444        1,240            0       22,624        0              69         0       29,377
                                   ---------      -------    ---------     --------   ------         -------   -------      --------
Net income from continuing
  operations ......................   17,197          139            0       32,216        0           6,470         0       56,022
Net income from discontinued
operations.........................        0            0            0        4,452        0               0         0        4,452
                                   ---------      -------    ---------     --------   ------         -------   -------      --------
Net income......................... $ 17,197     $    139    $       0     $ 36,668   $    0        $  6,470         0     $ 60,474
                                   =========      =======    =========     ========   ======         =======   =======      ========
Weighted average common and common
equivalent shares outstanding......   77,709       19,608      (17,833)(2)   38,117    8,386 (2)       6,028     3,062 (2)  135,077
                                   =========      =======    =========     ========   ======         =======   =======      ========
Net income per common and common
equivalent share..................  $   0.22     $   0.01          N/A     $   0.96      N/A        $   1.07       N/A     $   0.45
                                   =========      =======    =========     ========   ======        ========   =======      ========


                             See accompanying notes.

                   HEALTHSOUTH CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 1992

                                                                   PRO FORMA         PRO FORMA   ADVANTAGE    PRO FORMA    PRO FORMA
                                         HEALTHSOUTH       SSCI   ADJUSTMENTS  SCA   ADJUSTMENTS   HEALTH    ADJUSTMENTS    COMBINED
                                         ---------        ------  ----------  -----  -----------  ---------  ------------   --------
                                                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


Revenues ...............................  $501,046       $ 2,611    $   0    $162,179    $   0    $84,298      $  0       $750,134
Operating expenses: ....................
Operating units ........................   372,169         1,815        0      83,871        0     63,764         0        521,619
Corporate general and administrative  ..    16,878           476        0       3,804        0      4,509         0         25,667
Provision for doubtful accounts  .......    13,254           177        0       1,442        0      1,680         0         16,553
Depreciation and amortization ..........    29,834           185        0       9,695        0      2,393         0         42,107
Interest expense .......................    12,623            44        0       3,410        0      2,160         0         18,237
Interest income ........................    (5,415)          (19)       0      (2,743)       0       (418)        0         (8,595)
Terminated merger expense ..............     3,665             0        0           0        0          0         0          3,665
Loss on extinguishment of debt .........         0             0        0           0        0        883         0            883
                                          --------       -------   ------    --------   ------     ------     -----        -------
                                           443,008         2,678        0      99,479        0     74,971         0        620,136
                                          --------       -------   ------    --------   ------     ------     -----        -------
Income before income taxes and minority
interests ..............................    58,038           (67)       0      62,700        0      9,327         0        129,998
Provision for income taxes .............    18,864           (22)       0      15,663        0      4,045         0         38,550
                                          --------       -------   ------    --------   ------     ------     -----        -------
                                            39,174           (45)       0      47,037        0      5,282         0         91,448
Minority interests .....................     4,245           185        0      21,481        0         32         0         25,943
                                          --------       -------   ------    --------   ------     ------     -----        -------
Net income from continuing operations  .    34,929          (230)       0      25,556        0      5,250         0         65,505
Net income from discontinued operations          0             0        0       3,283        0          0         0          3,283
                                          --------       -------   ------    --------   ------     ------     -----        -------
Net income .............................  $ 34,929       $  (230)   $   0    $ 28,839   $    0    $ 5,250      $  0       $ 68,788
                                          ========       =======   ======    ========   ======     ======     =====        =======
Weighted average common and common
equivalent shares outstanding ..........    74,214        19,608  (17,833)(2)  37,191    8,182(2)   5,483     2,785(2)     129,630
                                          ========       =======  =======    ========   ======     ======     =====        =======
Net income per common and common
equivalent share .......................  $   0.47    $    (0.01)     N/A    $   0.78      N/A    $  0.96       N/A       $   0.53
                                          ========       =======  =======    ========   ======     ======     =====        =======

                             See accompanying notes.

                   HEALTHSOUTH CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)
                     NINE MONTHS ENDED SEPTEMBER 30, 1995

                                            ACQUISITION
                                    ---------------------------------
                                             PRO FORMA    PRO FORMA         PRO FORMA      PRO FORMA   ADVNTAGE  PRO FORMA PRO FORMA
                        HEALTHSOUTH NOVACARE ADJUSTMENTS  COMBINED   SSCI  ADJUSTMENTS SCA ADJUSTMENTS  HEALTH  ADJUSTMENTS COMBINED
                        ----------- -------- -----------  --------   ---- ----------- --- -----------  ------  ----------- --------
                                                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


Revenues.............  $1,109,689  $37,942  $1,860 (5)  $1,149,491  $29,868  $    0   $197,413  $   0  $133,079 $    0   $1,509,851
Operating expenses:
Operating units......     788,593   33,065    (910)(2)     820,748   17,661       0    102,383      0   105,665      0    1,046,457
Corporate general
and administrative...      28,463        0       0          28,463    1,820       0      4,236      0     5,960      0       40,479
Provision for doubtful
accounts.............      20,520      322       0          20,842    3,125       0      2,381      0     2,146      0       28,494
Depreciation and
  amortization ......      86,767    1,996    (999)(1)      89,646    2,026       0     12,640      0     3,441      0      107,753
                                             1,882 (3)
Interest expense.....      68,697    2,595   2,684 (4)      73,976    1,258       0      3,413      0     1,667      0       80,314
Interest income......      (4,529)       0       0          (4,529)    (274)      0     (1,257)     0      (184)     0       (6,244)
Merger cost..........      29,194        0       0          29,194        0       0          0      0         0      0       29,194
Loss on impairment of
  assets ............      11,192        0       0          11,192        0       0          0      0         0      0       11,192
                         --------   ------   -----          ------    -----    ----     ------   ----    ------  -----     ---------
                        1,028,897   37,978   2,657       1,069,532   25,616       0    123,796      0   118,695      0    1,337,639
                         --------   ------   -----          ------    -----    ----     ------   ----    ------  -----     ---------
Income before income taxes
and minority interests.    80,792      (36)   (797)         79,959    4,252       0     73,617      0    14,384      0      172,212
Provision for income
   taxes.............      27,525     (101)   (259)(6)      27,165      848       0     21,397      0     6,014      0       55,424
                         --------   ------   -----          ------    -----    ----     ------   ----    ------  -----     ---------
                           53,267       65    (538)         52,794    3,404       0     52,220      0     8,370      0      116,788
Minority interests...       8,357       89       0           8,446    2,364       0     19,217      0       828      0       30,855
                         --------   ------   -----          ------    -----    ----     ------   ----    ------  -----     ---------
Net income...........  $   44,910  $   (24) $ (538)     $   44,348  $ 1,040  $    0   $ 33,003   $  0     7,542 $    0   $   85,933
                         ========   ======   ======        =======   ======    ====     ======   ====    ======  =====     =========
Weighted average common and
common equivalent shares
outstanding...........     87,773      N/A     N/A          87,773   19,615 (17,840)(2) 39,189  8,622(2)  6,108  3,102(2)   146,569
                         ========   ======   ======        =======   ======    ====     ======   ====    ======  =====     =========
Net income per common and
common equivalent
  share............... $     0.51     N/A      N/A     $      0.51 $   0.05     N/A   $   0.84    N/A  $   1.23    N/A    $    0.59
                         ========   ======   ======        =======   ======    ====     ======   ====    ======  =====     =========
Net income per common
share -- assuming full
dilution               $     0.51     N/A      N/A     $      0.51      N/A     N/A        N/A    N/A       N/A    N/A    $    0.59
                         ========   ======   ======        =======   ======    ====     ======   ====    ======  =====     =========

                             See accompanying notes.

                   HEALTHSOUTH CORPORATION AND SUBSIDIARIES
          PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)
                     NINE MONTHS ENDED SEPTEMBER 30, 1994

                                                            PRO FORMA              PRO FORMA    ADVANTAGE    PRO FORMA     PRO FORMA
                                 HEALTHSOUTH     SSCI      ADJUSTMENTS      SCA   ADJUSTMENTS     HEALTH     ADJUSTMENTS   COMBINED
                                -------------  -------     ------------    -----  ----------    ---------   -----------   ---------
                                                                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Revenues.........................    $902,268   $28,357     $      0     $171,441   $   0       $96,436     $    0       $1,198,502
Operating expenses: .............
Operating units..................     670,607    17,637            0       94,452       0        74,525          0          857,221
Corporate general and administra-
  tive ..........................      29,831     2,132            0        4,061       0         5,673          0           41,697
Provision for doubtful accounts..      16,691     2,950            0        2,079       0         1,569          0           23,289
Depreciation and amortization....      59,142     1,911            0       12,506       0         2,735          0           76,294
Interest expense.................      45,632     1,146            0        3,875       0         1,139          0           51,792
Interest income..................      (3,256)     (359)           0       (1,231)      0          (190)         0           (5,036)
Merger costs.....................       3,571         0            0            0       0             0          0            3,571
Gain on sale of MCA stock........           0         0            0       (6,882)      0             0          0           (6,882)
                                     --------   -------      -------       ------- ------      ----------   ------        ---------
                                      822,218    25,417            0      108,860       0         85,451         0        1,041,946
                                     --------   -------      -------       ------- ------      ---------    ------        ---------
Income before income taxes and
minority interests...............      80,050     2,940            0       62,581       0         10,985         0          156,556
Provision for income taxes.......      30,418       540            0       20,681       0          4,860         0           56,499
                                     --------   -------      -------       ------  ------      ---------    ------        ---------
                                       49,632     2,400            0       41,900       0          6,125         0          100,057
Minority interests...............       4,276     1,887            0       15,144       0             73         0           21,380
                                     --------   -------      -------       ------  ------      ---------    ------        ---------
Net income.......................    $ 45,356   $   513    $       0     $ 26,756   $   0        $ 6,052     $   0        $  78,677
                                     ========   =======      =======       ======  ======      =========    ======        =========
Weighted average common and common
equivalent shares outstanding.....     84,509    19,610      (17,835)(2)   38,859   8,549(2)       6,042     3,069(2)       142,803
                                     ========   =======      =======       ======  ======      =========    ======        =========
Net income per common and common
equivalent share..................   $   0.54   $  0.03          N/A     $   0.69     N/A        $  1.00       N/A        $    0.55
                                     ========   =======      =======       ======  ======      =========    ======        =========

                             See accompanying notes.

                    HEALTHSOUTH CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION

A. THE NOVACARE REHABILITATION HOSPITALS ACQUISITION

   Effective April 1, 1995 HEALTHSOUTH completed the acquisition of the rehabilitation hospitals division of NovaCare, Inc. ("NovaCare"), consisting of 11 rehabilitation hospitals, 12 other facilities, and certificates of need to build two additional facilities (the "NovaCare Rehabilitation Hospitals Acquisition"). The purchase price was approximately $234,807,000. The transaction was accounted for as a purchase and, accordingly, the results of the acquired NovaCare facilities are included in HEALTHSOUTH's historical financial statements from the effective date of the acquisition. HEALTHSOUTH financed the cost of the NovaCare Rehabilitation Hospitals Acquisition through additional borrowings under its existing credit facilities, as amended.

   The accompanying pro forma income statements for the year ended December 31, 1994 and the nine months ended September 30, 1995 assume that the transaction was consummated at the beginning of each of the periods presented.

   Certain assets and liabilities of Rehab Systems Company (a wholly owned subsidiary of NovaCare, Inc.) were excluded from the NovaCare Rehabilitation Hospitals Acquisition. The excluded assets and liabilities are as follows (in thousands):


Cash and cash equivalents............................  $  4,973
Accounts receivable .................................       259
Other current assets ................................        42
Equipment, net ......................................     4,719
Intangible assets, net ..............................    56,321
Other assets (primarily investments in subsidiaries)     40,637
Accounts payable ....................................      (454)
Other current liabilities ...........................      (275)
Current portion of long term debt ...................      (146)
Long term debt.......................................   (38,620)
Payable to affiliates................................   (92,377)
                                                       -----------
Net excluded asset (liability) ......................  $(24,921)
                                                       ===========

   The  following  pro  forma   adjustments   are  necessary  for  the  NovaCare
Rehabilitation Hospitals Acquisition:

   1. To exclude historical depreciation and amortization expense related to the excluded assets described above. The total expense excluded amounts to $1,918,000 for the year ended December 31, 1994 and $999,000 for the nine months ended September 30, 1995.

   2. To eliminate intercompany management fees and royalty fees totaling $12,406,000 for the year ended December 31, 1994 and $910,000 for the nine months ended September 30, 1995 of the acquired NovaCare facilities.

                 HEALTHSOUTH CORPORATION AND SUBSIDIARIES
        Notes to Pro Forma Condensed Financial Information - (Continued)

   3. To adjust depreciation and amortization expense to reflect the allocation of the excess purchase price over the net tangible asset value as follows (in thousands):

                  PURCHASE PRICE
                    ALLOCATION      USEFUL        ANNUAL        QUARTERLY
                    ADJUSTMENT       LIFE      AMORTIZATION    AMORTIZATION
                 --------------- ----------- --------------- ---------------

Leasehold value..........  $128,333        20 years    $6,417      $1,605
Goodwill.................    44,365        40 years     1,109         277
                                                      -------      ------
                                                       $7,526      $1,882
                                                       =======      ======

   No  additional   adjustments  to  NovaCare's   historical   depreciation  and
amortization are necessary. The remaining net assets acquired approximate their fair value.

   Because NovaCare's results of operations before intercompany items (described in Note 2 above) are profitable, both on a historical and pro forma basis, the 40-year amortization period for goodwill is appropriate and consistent with HEALTHSOUTH policy. Leasehold value is being amortized over the weighted average remaining terms of the leases, which is 20 years.

   4. To increase interest expense by $19,559,000 for the year ended December 31, 1994 and $4,889,000 for the nine months ended September 30, 1995 to reflect pro forma borrowings of $234,807,000, described above, at a 8.33% variable interest rate, which represents HEALTHSOUTH's weighted average cost of debt, as if they were outstanding for the entire period, and to decrease interest expense by $9,459,000 for the year ended December 31, 1994 and $2,205,000 for the nine months ended September 30, 1995, which represents interest on NovaCare debt not assumed by HEALTHSOUTH. A .125% variance in the assumed interest rate would change annual pro forma interest expense by approximately $294,000.

   5. To adjust estimated Medicare reimbursement for the changes in reimbursable expenses described in items 1,2, 3 and 4 above. These changes are as follows (in thousands):

                                            YEAR ENDED
                                           DECEMBER 31,    NINE MONTHS ENDED
                                               1994        SEPTEMBER 30, 1995
                                        ----------------- -------------------

Depreciation and amortization (Note 1)......  $(1,918)          $ (999)
Intercompany management fees (Note 2).......   (4,196)            (910)
Depreciation and amortization (Note 3)......    7,526            1,882
Interest expense (Note 4)...................   10,100            2,684
                                              -------           -------
                                               11,512            2,657
Assumed Medicare utilization................       70%              70%
                                              -------           -------
Increased reimbursement ....................  $ 8,058           $1,860
                                              =======           =======

   The Medicare utilization rate of 70% assumes a slight improvement in NovaCare's historical Medicare percentage of 78% as a result of bringing these facilities into the HEALTHSOUTH network.

   6. To adjust the NovaCare provision for income taxes to an effective rate of 39% (net of minority interests).

B. THE SSCI MERGER

   The SSCI Merger was completed in October 1995 and will be accounted for as a pooling of interests. The pro forma condensed income statements assume that the SSCI Merger was consummated on January 1, 1992. The pro forma condensed balance sheet assumes that the SSCI Merger was consummated on September 30, 1995.

                 HEALTHSOUTH CORPORATION AND SUBSIDIARIES
        Notes to Pro Forma Condensed Financial Information - (Continued)

   The pro forma condensed financial information contains no adjustments to conform the accounting policies of the two companies because any such adjustments have been determined to be immaterial by the management of HEALTHSOUTH.

   The following pro forma adjustments are necessary for the SSCI Merger:

   1. The pro forma condensed income statements do not reflect non-recurring costs resulting directly from the SSCI Merger. The management of HEALTHSOUTH estimates that these costs will approximate $3,000,000 and will be charged to operations in the quarter the SSCI Merger is consummated. The amount includes costs to merge the two companies and professional fees. However, this estimated expense, net of taxes of $1,170,000, has been charged to retained earnings in the accompanying pro forma balance sheet.

   2. To adjust pro forma share amounts based on historical share amounts, converting each outstanding SSCI Share into .0905 shares of HEALTHSOUTH Common Stock.

C. THE SCA MERGER

   The proposed SCA Merger is intended to be accounted for as a pooling of interests. The pro forma condensed income statements assume that the SCA Merger was consummated on January 1, 1992. The pro forma condensed balance sheet assumes that the SCA Merger was consummated on September 30, 1995.

   The pro forma condensed financial information contains no adjustments to conform the accounting policies of the two companies because any such adjustments have been determined to be immaterial by the management of HEALTHSOUTH.

   The following pro forma adjustments are necessary for the SCA Merger:

   1. The pro forma income statements do not reflect non-recurring costs resulting directly from the SCA Merger. The management of HEALTHSOUTH estimates that these costs will approximate $15,000,000 and will be charged to operations in the quarter the SCA Merger is consummated. The amount includes costs to merge the two companies and professional fees. However, this estimated expense, net of taxes of $5,850,000, has been charged to retained earnings in the accompanying pro forma balance sheet.

   2. To adjust pro forma share amounts based on historical share amounts, converting each outstanding SCA Share, par value $.25 per share, into 1.22 shares of HEALTHSOUTH Common Stock, par value $.01 per share. The conversion ratio is based upon an assumed Base Period Trading Price for HEALTHSOUTH's Common Stock ranging from $22 to $28 per share.

D. THE ADVANTAGE HEALTH MERGER

   The proposed Advantage Health Merger is intended to be accounted for as a pooling of interests. The pro forma condensed income statements assume that the Advantage Health Merger was consummated on January 1, 1992. The pro forma condensed balance sheet assumes that the Advantage Health Merger was consummated on September 30, 1995.

   Advantage Health has historically  reported on a fiscal year ending on August
31. The historical results of operations for Advantage Health have been recast to a November 30 fiscal year end in the accompanying pro forma income statements to more closely conform to HEALTHSOUTH's fiscal year, which ends on December 31. Likewise, the accompanying September 30, 1995 pro forma balance sheet includes Advantage Health's historical August 31, 1995 balance sheet.

   The pro forma condensed financial information contains no adjustments to conform the accounting policies of the two companies because any such adjustments have been determined to be immaterial by the management of HEALTHSOUTH.

                 HEALTHSOUTH CORPORATION AND SUBSIDIARIES
        Notes to Pro Forma Condensed Financial Information - (Continued)

   The following pro forma  adjustments  are necessary for the Advantage  Health
Merger:

   1. The pro forma income statements do not reflect non-recurring costs resulting directly from the Advantage Health Merger. The management of HEALTHSOUTH estimates that these costs will approximate $10,000,000 and will be charged to operations in the quarter the Advantage Health Merger is consummated. The amount includes costs to merge the two companies and professional fees. However, this estimated expense, net of taxes of $3,900,000, has been charged to retained earnings in the accompanying pro forma balance sheet.

   2. To adjust pro forma share amounts based on historical share amounts, converting each outstanding Advantage Health Share into 1.5079 shares of HEALTHSOUTH Common Stock. The conversion ratio is based upon an assumed Base Period Trading Price for HEALTHSOUTH's Common Stock of $31.50, the midpoint of the range within which the exchange ratio floats.

   3. To net HEALTHSOUTH's noncurrent deferred income tax asset against the noncurrent deferred income tax liabilities of the acquired companies.